                                                   EXHIBIT 99-1
                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Baldor Electric Company (the "Company") on Form 10-K for the period ending December 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
I, John A. McFarland, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the
                           Securities Exchange Act of 1934; and

                  (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ John A. McFarland
                                                     Chief Executive Officer of Baldor Electric Company
March 28, 2003

                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Baldor Electric Company (the "Company") on Form 10-K for the period ending December 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
I, Ronald E. Tucker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the
                           Securities Exchange Act of 1934; and

                  (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Ronald E.Tucker
                                                     -
                                                     Chief Financial Officer of Baldor Electric Company
March 28, 2003